REGISTRATION RIGHTS AGREEMENT

                          DATED AS OF DECEMBER 30, 1996

                                      AMONG

                        BANKUNITED FINANCIAL CORPORATION

                                       AND

                               BANKUNITED CAPITAL

                                       AND

                     FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                       AND

                        RAYMOND JAMES & ASSOCIATES, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into this 30th day of December, 1996, among BankUnited Capital, a Delaware business trust (the "Trust"), BankUnited Financial Corporation, a Florida corporation (the "Company"), and Friedman, Billings, Ramsey & Co., Inc. and Raymond James & Associates, Inc. (each an "Initial Purchaser," and collectively, the "Initial Purchasers").

         This Agreement is made pursuant to the Purchase Agreement, dated as of December 30, 1996, among the Trust and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Trust to the Initial Purchasers of $50,000,000 aggregate principal amount of 10 1/4% Trust Preferred Securities, Series A (the "Preferred Securities"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Trust has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

         1.       DEFINITIONS.

                  Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or the Offering Memorandum dated December 23, 1996, in respect of the Preferred Securities, as applicable. All references to Sections herein are to Sections of this Agreement unless otherwise indicated. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "CLOSING TIME" shall mean the Closing Time as defined in the Purchase Agreement.

                  "COMMISSION" shall mean the Securities and Exchange
         Commission.

                  "DEBENTURES" shall mean the 10 1/4% Junior Subordinated Deferrable Interest Debentures, Series A, subject to the Indenture.

                  "DEPOSITARY" shall mean The Depository Trust Company, or any other depositary appointed by the Trust, PROVIDED, HOWEVER, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "EXCHANGE PREFERRED SECURITIES" shall mean the 10 1/4% Trust Preferred Securities, Series B issued by the Trust containing terms identical to the Preferred Securities in all material respects (except that (i) interest thereon shall accrue from the last interest payment date on which interest was paid on the Preferred Securities or, if no interest has been paid, from the date of original issue of the Preferred Securities, (ii) the transfer restrictions on the Preferred Securities shall be modified or eliminated, as appropriate, and (iii) certain provisions relating to an increase in the stated rate of interest of the Preferred Securities shall be eliminated), to be offered to Holders of the Preferred Securities in exchange for the Preferred Securities pursuant to the Exchange Offer.

                  "EXCHANGE OFFER" shall mean the exchange offer by the Trust of Exchange Preferred Securities for Registrable Preferred Securities pursuant to Section 2.1. hereof.

                  "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "FAILURE TO REGISTER" shall have the meaning set forth in
         Section 3 hereof.

                  "GUARANTEE" shall mean the guarantee of the Company to make payments on liquidation or redemption of the Preferred Securities under the Guarantee Agreement.

                  "GUARANTEE AGREEMENT" shall mean the Guarantee Agreement executed and delivered by the Company and The Bank of New York, as Trustee, for the benefit of the holders of the Preferred Securities.

                  "HOLDERS" shall mean the Initial Purchasers, for so long as they own any Registrable Preferred Securities, and each of their successors, assigns and direct and indirect transferees who become registered owners of Registrable Preferred Securities.

                  "INDENTURE" shall mean the Indenture dated as of December 30, 1996 between the Company and The Bank of New York, a New York banking corporation, as trustee, as the same may be amended from time to time in accordance with the terms thereof, providing for the issuance of the Debentures.

                  "INITIAL PURCHASER" or "INITIAL PURCHASERS" shall have the meaning set forth in the preamble.

                  "MAJORITY HOLDERS" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Preferred Securities; PROVIDED that whenever the consent or approval of Holders of a specified percentage of Registrable Preferred Securities is required hereunder, Registrable Preferred Securities held by the Trust shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

                  "PERSON" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Preferred Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble.

                  "REGISTRABLE PREFERRED SECURITY/REGISTRABLE PREFERRED SECURITIES" shall mean one or more shares of the Preferred Securities, the Guarantee and the underlying Debentures subject to the Indenture; PROVIDED, HOWEVER, that a share of the Preferred Securities shall cease to be a Registrable Preferred Security when (i) a Registration Statement with respect to such Preferred Securities shall have been declared effective under the Securities Act and such shares of Preferred Securities shall have been transferred pursuant to such Registration Statement, (ii) such share of Preferred Securities shall have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, or shall be saleable pursuant to paragraph (k) of Rule 144 (or any similar provision then in effect) or pursuant to an opinion of counsel that a transfer may be effected without compliance with the Securities Act under circumstances which will result in the share of Preferred Securities being freely tradeable by the purchaser provided such purchaser is not an affiliate of the Trust or the Company, (iii) such share of Preferred Securities shall have ceased to be outstanding or
         (iv) such share of Preferred Securities shall have been exchanged for Exchange Preferred Securities upon the consummation of the Exchange Offer.

                  "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Trust and the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and the reasonable fees of its counsel) that is required to be retained by any Holder of Registrable Preferred Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Preferred Securities or Registrable Preferred Securities), (iii) all expenses of any Persons engaged by the Trust or the Company to prepare or assist in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Preferred Securities on any securities exchange or exchanges, (v) all rating agency fees, (vi) the fees and disbursements of counsel for the Trust and the Company and of the independent public accountants of the Trust and the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees of counsel to the underwriters or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Preferred Securities by a Holder, (vii) the fees and expenses of the Trustee, and any escrow agent or custodian, and (viii) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Trust and the Company in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, and the expenses of any such Holder's counsel relating to the sale or disposition of Registrable Preferred Securities by a Holder.

                  "REGISTRATION STATEMENT" shall mean any registration statement of the Trust which covers any of the Exchange Preferred Securities or Registrable Preferred Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "RULE 144" shall mean Rule 144 under the 1933 Act, or any successor rule.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

                  "SHELF REGISTRATION" shall mean a registration effected pursuant to Section 2.2 hereof.

                  "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Trust pursuant to the provisions of
         Section 2.2 of this Agreement which covers all of the Registrable Preferred Securities required to be registered on an appropriate form for purposes of an offering on a continuous basis pursuant to Rule 415, under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "TRUST" shall have the meaning set forth in the preamble and shall also include the Trust's successors.

                  "TRUSTEE" shall mean the trustee with respect to the Preferred Securities under the Indenture.

         2.       REGISTRATION UNDER THE 1933 ACT.

         2.1      EXCHANGE OFFER.

                           (a) The Trust and the Company shall (i) prepare and,
                  not later than 60 days following the Closing Time, file with the Commission an Exchange Offer Registration Statement under the Securities Act with respect to a proposed offer (the "Exchange Offer") to the Holders to issue and deliver to such Holders, in exchange for the Registrable Preferred Securities, a like principal amount of Exchange Preferred Securities, (ii) use their best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 120 days after the Closing Time, (iii) use their best efforts to keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer, subject to its use by Participating Broker-Dealers (as defined below) as contemplated in Section 3(f) below, and (iv) use their best efforts to cause the Exchange Offer to be consummated not later than 180 days following the Closing Time. Upon the effectiveness of the Exchange Offer Registration Statement, the Trust shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Preferred Securities for Exchange Preferred Securities (assuming that such Holder is not an affiliate of the Trust or the

                  Company, within the meaning of Rule 405 under the Securities Act, acquires the Exchange Preferred Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Preferred Securities and, if such Holder is not a broker-dealer, such Holder is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Preferred Securities) and to trade such Exchange Preferred Securities from and after each such Holder's receipt of the Exchange Preferred Securities without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

                                    (b)     In connection with the Exchange
                  Offer, the Trust shall:

                                            (i)  mail to each  Holder  a copy of
                                    the Prospectus forming part of the Exchange
                                    Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                                            (ii) keep the  Exchange Offer open
                                    for not less than 30 calendar days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

                                            (iii) use the services of the
                                    Depositary for the Exchange Offer;

                                            (iv) permit Holders to withdraw
                                    tendered Registrable Preferred Securities at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Preferred Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Preferred Securities exchanged; and

                                            (v) otherwise comply in all respects
                                    with all applicable laws relating to the Exchange Offer.

                                    (c)     As soon as practicable after the
                  close of the Exchange Offer, the Trust shall:

                                            (i) accept for exchange all
                                    Registrable Preferred Securities duly
                                    tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which is an exhibit thereto;

                                            (ii) deliver to the Trustee for
                                    cancellation all Registrable Preferred
                                    Securities so accepted for exchange; and

                                            (iii) cause the Trustee promptly to
                                    authenticate and deliver Exchange Preferred
                                    Securities to each Holder of Registrable
                                    Preferred Securities equal in principal
                                    amount to the Registrable Preferred
                                    Securities of such Holder so accepted for exchange.

         Interest on each of the Exchange Preferred Securities will accrue from the last interest payment date on which interest was paid on the Registrable Preferred Securities surrendered in exchange therefor or, if no interest has been paid on the Registrable Preferred Securities, from the date of original issue of the Registrable Preferred Securities. The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the Commission, (ii) no action or proceeding shall have been instituted or threatened in any court by or before any governmental agency with respect to the Exchange Offer which, in the Trust's and the Company's judgment, might impair the ability of the Trust to proceed with the Exchange Offer, (iii) such Exchange Offer will not result in a "Tax Event" as defined in the Indenture, or (iv) there shall not have been adopted or enacted any law, statute, rule or regulation which, in the Trust's and the Company's judgment, would materially impair the ability of the Trust to proceed with the Exchange Offer. Each Holder of Registrable Preferred Securities (other than Participating Broker-Dealers (as defined below)) who wishes to exchange such Registrable Preferred Securities for Exchange Preferred Securities will be required to represent that (i) it is not an affiliate of the Trust or the Company, (ii) any Exchange Preferred Securities to be received by it will be acquired in the ordinary course of its business, and (iii) it has no arrangement with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Preferred Securities, and (iv) it is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of the Exchange Preferred Securities. The Trust shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law and at their own expense, to contact such Holders and otherwise facilitate the tender of Registrable Preferred Securities in the Exchange Offer.

         2.2      SHELF REGISTRATION.

                           (a) (i) If, because of any change in law or
                  applicable interpretations thereof by the staff of the Commission, the Trust is not permitted to effect the Exchange Offer as contemplated by Section 2.1 hereof, (ii) if it is determined that the Exchange Offer would trigger a Tax Event, or (iii) if for any other reason the Exchange Offer is not consummated within 180 days of the date hereof, or (iv) upon the request of either Initial Purchaser (with respect to any Registrable Preferred Securities which it acquired directly from the Trust) following consummation of the Exchange Offer if such Initial Purchaser shall hold Registrable Preferred Securities which it acquired directly from the Trust and if such Initial Purchaser is not permitted, in the opinion of counsel to such Initial Purchaser, pursuant to applicable law or applicable interpretation of the staff of the Commission, to participate in the Exchange Offer, the Trust and the Company shall, at the Company's cost, subject to Section 2.3 hereof,

                               (A) as promptly as practicable, file with the
                           Commission, and thereafter shall use their best efforts to cause to be declared effective as promptly as practicable, a Shelf Registration Statement relating to the offer and sale of the Registrable Preferred Securities by the Holders from time to time in accordance with the methods of distribution selected by the Majority Holders and set forth in such Shelf Registration Statement. In the event that a Shelf Registration Statement is required to be filed upon the request of either Initial Purchaser pursuant to clause (iv) above, the Trust and the Company shall file and use their best efforts to have declared effective by the Commission both an Exchange Offer Registration Statement pursuant to Section 2.1 hereof with respect to all Registrable Preferred Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Preferred Securities held by such Initial Purchasers after completion of the Exchange Offer;

                               (B) use their best efforts to keep the Shelf
                           Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders identified as selling security holders in such Shelf Registration Statement for a period of three years from the date the Shelf Registration Statement is declared effective by the Commission or until such earlier date as all Registrable Preferred Securities shall have been disposed of or on which all Registrable Preferred Securities shall be saleable without registration pursuant to Rule 144 (or any similar provision then in effect), or as a result of any changes in the existing registration requirements under the Securities Act which eliminate the Holders' need for the Shelf Registration Statement, or upon receipt of an opinion of counsel satisfactory to the Initial Purchasers which provides that all Registrable Preferred Securities may be resold without registration in a transaction that would result in the Registrable Preferred Securities being freely tradeable provided that the purchaser is not an affiliate of the Trust or the Company (the "Effectiveness Period"); and

                               (C) notwithstanding any other provisions hereof,
                           use its best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Trust and the Company shall be entitled to rely on the information provided to them by the Holders with respect to such Holders.

                           (b) The Trust and the Company further agree,
                  if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by Section 3(b) hereof, to use their best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable and to furnish to the Holders of Registrable Preferred Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

         2.3 EXPENSES. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2.1 or 2.2 and, in the case of any Shelf Registration Statement, will reimburse the Holders or Initial Purchasers for the reasonable fees and disbursements of one firm or counsel designated in writing by the Majority Holders to act as counsel for the Holders of the Preferred Securities in connection therewith, and, in the case of an Exchange Offer Registration Statement, will reimburse the Initial Purchasers, as applicable, for the reasonable fees and disbursements of one firm or counsel in connection therewith (however, the reimbursement of such fees and disbursements on behalf of the Holders or the Initial Purchasers shall not exceed an amount to be agreed upon by the Company and the Initial Purchasers prior to the filing of any such Registration Statement). Each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Preferred Securities pursuant to the Shelf Registration Statement.

         2.4.     EFFECTIVENESS.

                      (a) The Trust and the Company will be deemed
                  not to have used their best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if either voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Preferred Securities covered thereby not being able to exchange or offer and sell such Registrable Preferred Securities during the period unless (i) such action is required by applicable law or (ii) such action is taken by the Trust or the Company in good faith and for valid business reasons (not including avoidance of the Trust's obligations hereunder), including the acquisition or divestiture of assets, so long as the Trust and the Company comply with the requirements of Section 3(b) hereof, if applicable, as promptly as practicable.

                      (b) An Exchange Offer Registration Statement
                  pursuant to Section 2.1 hereof or a Shelf Registration Statement pursuant to Section 2.2 hereof will not be deemed to have become effective unless it has been declared effective by the Commission; PROVIDED, however, that if, after a Shelf Registration Statement has been declared effective, the offering of Registrable Preferred Securities pursuant to such Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to be effective during the period of such interference, until the offering of Registrable Preferred Securities pursuant to such Shelf Registration Statement may legally resume.

         2.5. ADDITIONAL INTEREST. If (i) on or prior to 60 days following the date of original issuance of the Registrable Preferred Securities the Exchange Offer Registration Statement, or the Shelf Registration Statement in the event that (A) the Exchange Offer, or the making of any exchange by a Holder, would violate applicable law or any applicable interpretation of the staff of the Commission, (B) any action or proceeding shall have been instituted in any court by or before any governmental agency with respect to the Exchange Offer which, in the judgment of the Trust and the Company, would materially impair the ability of the Trust to proceed with the Exchange Offer,
(C) such Exchange Offer will result in a "Tax Event" as defined in the Indenture, or (D) there shall have been adopted or enacted any law, statute, rule or regulation which, in the judgment of the Trust and the Company, would materially impair the ability of the Trust to proceed with the Exchange Offer, has not been filed with the Commission, or (ii) on or prior to the 120th day following the issuance of the Registrable Preferred Securities such Exchange Offer Registration Statement is not declared effective, or (iii) on or prior to the 180th day following the issuance of the Registrable Preferred Securities the Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Registration Penalty") will accrue on the Debentures and, accordingly, additional Distributions will accrue on the Preferred Securities, in each case from and including the day following such Registration Default. A Registration Penalty will be paid semi-annually in arrears, with the first semi-annual payment due on the first interest or distribution payment date, as applicable, following the date on which such Registration Penalty begins to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) per Registration Default (not to exceed in the aggregate 0.50%) of the principal amount or liquidation amount, as applicable. Such Registration Penalty will cease to accrue on the date on which the Exchange Offer is consummated or the Shelf Registration Statement is declared effective by the Commission, as applicable. In the event that a Shelf Registration Statement is filed and declared effective, but subsequently ceases to be effective during the Effectiveness Period for more than 90 days, whether or not consecutive, during any 12-month period, then a Registration Penalty will accrue at a rate per annum equal to one-half of one percent (0.50%) of the principal amount or liquidation amount, as applicable, from such 91st day until such time as the Shelf Registration Statement again becomes effective. At no time will a Registration Penalty in excess of one-half of one percent (0.50%) be payable pursuant to the provisions of the Registration Rights Agreement.

         2.6 SPECIFIC ENFORCEMENT. Without limiting the remedies available to the Initial Purchasers and the Holders, the Trust and the Company acknowledge that any failure by the Trust or the Company to comply with its obligations under Section 2.1 and Section 2.2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Trust's and the Company's obligations under Section 2.1 and Section 2.2 hereof.

         3.       REGISTRATION PROCEDURES.

         In connection with the obligations of the Trust and the Company with respect to the Registration Statements pursuant to Sections 2.1 and 2.2 hereof, the Trust and the Company shall:

                         (a) prepare and file with the Commission a Registration
                  Statement, within the time period specified in Section 2, on the appropriate form under the Securities Act, which form (i) shall be selected by the Trust, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Preferred Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith, and use their best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                                    (b) prepare and file with the Commission
                  such amendments and post-effective amendments to each Registration Statement and such supplements to the Prospectus as may be necessary under applicable law; and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Preferred Securities or Exchange Preferred Securities, as applicable, covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

                                    (c) in the case of a Shelf Registration, (i)
                  notify each Holder of the Registrable Preferred Securities, at least five days prior to filing, that a Shelf Registration Statement with respect to the Registrable Preferred Securities is being filed and advise such Holders that the distribution of the Registrable Preferred Securities will be made in accordance with the method selected by the Holders of a majority in aggregate principal amount of the Registrable Preferred Securities being registered; and (ii) furnish to each Holder of the Registrable Preferred Securities, to counsel for the Initial Purchasers, to one firm or counsel for the Holders and to each underwriter of an underwritten offering of the Registrable Preferred Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Preferred Securities; and (iii) subject to the penultimate paragraph of Section 3, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of the Registrable Preferred Securities in connection with the offering and sale of the Registrable Preferred Securities covered by the Prospectus or any amendment or supplement thereto;

                                    (d) use its best efforts to register or
                  qualify the Registrable Preferred Securities or Exchange Preferred Securities, as applicable, under all applicable state securities or "blue sky" laws of such jurisdiction as any Holder (or Participating Broker-Dealer with respect to Exchange Preferred Securities) of the Registrable Preferred Securities or Exchange Preferred Securities, as applicable, covered by a Registration Statement and each underwriter of an underwritten offering of the Registrable Preferred Securities shall reasonably request by the time the applicable Registration Statement is declared effective by the Commission, to cooperate with the Holders in connection with any filings required to be made with the NASD, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Preferred Securities owned by such Holder; PROVIDED, HOWEVER, that the Trust shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it or its board of trustees to general service of process or taxation in any such jurisdiction where it is not then so subject;

                           (e) in the case of a Shelf Registration, notify each
                  Holder of the Registrable Preferred Securities and counsel for the Initial Purchasers promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Shelf Registration Statement has become effective, (ii) of any request by the Commission or any state securities authority for post-effective amendments and supplements to a Shelf Registration Statement and Prospectus or for additional information after the Shelf Registration Statement has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Shelf Registration Statement and the closing of any sale of Registrable Preferred Securities covered thereby, the representations and warranties of the Trust and the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering of the Registrable Preferred Securities cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Shelf Registration Statement or the Prospectus untrue in any material respect or which requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading, (vi) of the receipt by the Trust of any notification with respect to the suspension of the qualification of the Registrable Preferred Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) of any determination by the Trust or the Company that a post-effective amendment to a Shelf Registration Statement would be appropriate;

                           (f) (i) in the case of the Exchange Offer (A) include
                  in the Exchange Offer Registration Statement a "Plan of Distribution" section covering the use of the Prospectus included in the Exchange Offer Registration Statement by broker-dealers who have exchanged their Registrable Preferred Securities for Exchange Preferred Securities for the resale of such Exchange Preferred Securities, (B) furnish to each broker-dealer who desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such broker-dealer may reasonably request, (C) include in the Exchange Offer Registration Statement a statement that any broker-dealer who holds Registrable Preferred Securities acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), and who receives Exchange Preferred Securities for Registrable Preferred Securities pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Preferred Securities, (D) subject to the penultimate paragraph of Section 3, hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Participating Broker-Dealer in connection with the sale or transfer of the Exchange Preferred Securities covered by the Prospectus or any amendment or supplement thereto, and

                  (E) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

                           "If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Preferred Securities. If the undersigned is a broker-dealer that will receive Exchange Preferred Securities for its own account in exchange for Registrable Preferred Securities, the undersigned represents that the Registrable Preferred Securities were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Preferred Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act;" and

                               (y) a statement to the effect that by a
                           Participating Broker-Dealer making the
                           acknowledgement described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Preferred Securities, the Participating Broker-Dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

                                      (ii) to the extent any Participating
                                   Broker-Dealer participates in the Exchange
                                   Offer, the Trust shall use its best efforts to cause to be delivered at the request of an entity representing the Participating Broker-Dealers (which entity shall be one of the Initial Purchasers, unless they elect not to act as such representative) only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last date on which exchanges will be accepted and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (D) below; and

                                      (iii) to the extent any Participating
                                   Broker-Dealer participates in the Exchange
                                   Offer, the Trust shall use its best efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of 180 days following the closing of the Exchange Offer; and

                                      (iv) the Trust shall not be required to
                                   amend or supplement the Prospectus contained in the Exchange Offer Registration Statement commencing on the date which shall be 180 days after the last date for which exchanges are accepted pursuant to the Exchange Offer (unless such period may be extended by the Trust) and Participating Broker-Dealers shall not be authorized by the Trust and shall not deliver such Prospectus after such date in connection with resales contemplated by this
                                   Section 3; and

                                      (v) (A) in the case of an Exchange Offer,
                                   furnish counsel for the Initial Purchasers and (B) in the case of a Shelf Registration, furnish one firm or counsel for the Holders of the Registrable Preferred Securities, copies of any request by the Commission or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information; and

                                      (vi) use its best efforts to obtain the
                                   withdrawal of any order suspending the
                                   effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order.

                      (g) in the case of a Shelf Registration, furnish to each
                  Holder of the Registrable Preferred Securities, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

                      (h) in the case of a Shelf Registration, cooperate with
                  the selling Holders of the Registrable Preferred Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Preferred Securities to be sold and not bearing any restrictive legends; and enable such Registrable Preferred Securities to be in such denominations (consistent with the provisions of the Trust Agreement), and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three business days prior to the closing of any sale of the Registrable Preferred Securities;

                      (i) in the case of a Shelf Registration, upon the
                  occurrence of any event or the discovery of any facts, each as contemplated by Section 3(e)(ii)-(vii) hereof, use its best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Preferred Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Trust agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence or discovery of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Trust has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Trust determines that such disclosure is not necessary, the Trust agrees promptly to notify each Holder of such determination, to amend or supplement the Prospectus if necessary to correct any untrue statement or omission therein and to furnish each Holder such numbers of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

                      (j) a reasonable time prior to the filing of any
                  Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers, on behalf of such Holders, and their counsel and make representatives of the Trust as shall be reasonably requested by the Majority Holders of the Registrable Securities, or the Initial Purchasers on behalf of such Holders, available for discussion of such document and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers, on behalf of such Holders, and its counsel shall not have previously been advised and furnished a copy or to which the Initial Purchasers, on behalf of such Holders, or its counsel shall reasonably object;

                      (k) obtain a CUSIP number for all Exchange Preferred
                  Securities or Registrable Preferred Securities or the Debentures, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Preferred Securities or the Registrable Preferred Securities or the Debentures, as the case may be, in a form eligible for deposit with the Depositary;

                      (l) (i) cause the Indenture and the Guarantee Agreement to be qualified under the Trust Indenture Act of 1939 (the "TIA") in connection with the registration of the Debentures and the Guarantee, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture and the Guarantee Agreement as may be required for the Indenture and the Guarantee Agreement to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable the Indenture and the Guarantee Agreement to be so qualified in a timely manner;

                      (m) in the case of a Shelf Registration, enter into
                  agreements (including underwriting agreements) and take all other customary and appropriate actions (including those reasonably requested by the Majority Holders) in order to expedite or facilitate the disposition of such Registrable Preferred Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                                      (i) make such representations and
                                   warranties to the Holders of such Registrable Preferred Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by such underwriters;

                                      (ii) obtain opinions of counsel to the
                                   Trust and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in aggregate principal amount of the Registrable Preferred Securities being sold), addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                                      (iii) obtain "cold comfort" letters and
                                   updates thereof from the Trust's independent certified public accountants addressed to the underwriters, if any, and use its best efforts to have such letters addressed to the selling Holders of the Registrable Preferred Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

                                      (iv) enter into a securities sales
                                   agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of the Registrable Preferred Securities, which agreement shall be in form, substance and scope customary for similar offerings;

                                      (v) if an underwriting agreement is
                                   entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 5 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section; and

                                      (vi) deliver such documents and
                                   certificates as are customarily delivered in similar offerings and as may be reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Preferred Securities being sold and the managing underwriters, if any.

         The above shall be done at (i) the effectiveness of such Shelf Registration Statement (and each post-effective amendment thereto) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder. In the case of any underwritten offering, the Trust shall provide written notice to the Holders of all of the Registrable Preferred Securities of such underwritten offering at least 30 days prior to the filing of a Prospectus supplement for such underwritten offering. Such notice shall (x) offer each such Holder the right to participate in such underwritten offering,
(y) specify a date, which shall be no earlier than 10 days following the date of such notice, by which the Holder must inform the Trust of its intent to participate in such underwritten offering and (z) include the instructions such Holder must follow in order to participate in such underwritten offering;

                  (n) in the case of a Shelf Registration Statement, upon the execution of a confidentiality agreement reasonably requested by the Trust, in accordance with such procedural conditions as the Trust shall reasonably impose, make available for inspection by representatives of the Holders of the Registrable Preferred Securities and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and any one firm or counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Trust and the Company reasonably requested by any such persons, and cause the respective officers, directors, employees and any other agents of the Trust and the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement;

                  (o) (i) a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial Purchasers and make such changes in any such document prior to the filing thereof as any of the Initial Purchasers may reasonably request; and (ii) in the case of a Shelf Registration Statement, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such documents to the Holders of the Registrable Preferred Securities, to the Initial Purchasers, to one firm or counsel on behalf of the Holders and to the underwriter or underwriters of an underwritten offering of the Registrable Preferred Securities, if any, make such changes in any such document prior to the filing thereof as counsel for the Trust and counsel for the Majority Holders and the underwriter or underwriters may reasonably agree and cause the representatives of the Trust and the Company available for discussion of such document as shall be reasonably requested by the Holders of the Registrable Preferred Securities, the Initial Purchasers on behalf of such Holders or any underwriter; PROVIDED that any party receiving any document pursuant to this clause (ii) who does not raise any objections to the filing of such document within five calendar days after receipt of such document shall be deemed to have no objection to the filing of such document;

                  (p) in the case of a Shelf Registration Statement, use its best efforts to cause all of the Registrable Preferred Securities to be listed on any securities exchange on which similar securities issued by the Trust are then listed if so requested by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Preferred Securities, if any;

                  (q) in the case of a Shelf Registration Statement, use its best efforts to cause the Registrable Preferred Securities to be rated with the appropriate rating agencies if so requested by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Securities, if any;

                  (r) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                  (s) cooperate and assist in any filings required to be made with the NASD and, in the case of a Shelf Registration Statement, in the performance of any due diligence investigation by any underwriter and its counsel (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

         In the case of a Shelf Registration Statement, the Trust may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of the Registrable Preferred Securities to furnish to the Trust such information regarding the Holder and the proposed distribution by such Holder of such Registrable Preferred Securities as the Trust may from time to time reasonably request in writing.

         In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Trust of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(ii)-(vii) hereof, such Holder will forthwith discontinue disposition of Registrable Preferred Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 3(i) hereof, and, if so directed by the Trust, such Holder will deliver to the Trust (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Preferred Securities that was current at the time of receipt of such notice. If the Trust shall give any such notice to suspend the disposition of the Registrable Preferred Securities pursuant to a Shelf Registration Statement as a result of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(ii)-(vii) hereof, the Trust shall be deemed to have used its best efforts to keep the Shelf Registration Statement effective during such period of suspension provided that the Trust shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement.

         4.       UNDERWRITTEN REGISTRATIONS.

         If any of the Registrable Preferred Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Majority Holders and shall be reasonably acceptable to the Trust.

         No Holder of Registrable Preferred Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Preferred Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         5.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Trust and the Company agree to indemnify and hold harmless the Initial Purchasers, each participating Holder, each Participating Broker-Dealer, each other person who participates in an offering of the Registrable Preferred Securities, including underwriters (as defined in the Securities Act and referred to herein as "Underwriters"), and each person, if any, who controls any participating Holder, Initial Purchaser or any other participating person within the meaning of Section 15 of the Securities Act or
         Section 20 of the Exchange Act (each of the foregoing being an "Indemnitee"), as follows:

                                    (i) against any and all loss, liability,
                  claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Preferred Securities or Registrable Preferred Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                    (ii) against any and all loss, liability,
                  claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission if such settlement is effected with the written consent of the Trust or the Company; and

                                    (iii) against any and all expense
                  whatsoever, as incurred (including fees and disbursements of one firm or counsel chosen by the Indemnitees), reasonably incurred in investigating, preparing or defending against any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph
                  (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust by the Initial Purchasers, any Holder or any Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                  (b) In the case of a Shelf Registration Statement, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Trust, the Company, the Initial Purchasers, each Underwriter and the other selling Holders, and each of their respective "controlling persons" (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the trustees of the Trust and each of the Trust's officers who signed the Shelf Registration Statement against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Trust expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of such Holder's Registrable Preferred Securities pursuant to such Shelf Registration Statement.

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                  (d) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 5 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Trust and the Company, the Holders and the Initial Purchasers shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Trust and the Company, the Holders and the Initial Purchasers; PROVIDED, HOWEVER, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. As between the Trust and the Company, the Holders and the Initial Purchasers, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expense of the nature contemplated by such indemnity agreement in such proportions as shall be appropriate to reflect (i) the relative benefits received by the Trust and the Company on the one hand, the Holders on another hand and the Initial Purchasers on another hand, from the offering of the Exchange Preferred Securities or Registrable Preferred Securities included in such offering, and (ii) the relative fault of the Trust and the Company on the one hand, the Holders on another hand and the Initial Purchasers on another hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The Trust and the Company, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the relevant equitable considerations. For purposes of this Section 5, each Person, if any, who controls the Initial Purchasers or a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers or such Holder, and each trustee of the Trust and director of the Company, each officer of the Trust or the Company who signed the Registration Statement, and each Person, if any, who controls the Trust or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Trust and the Company. The parties hereto agree that any underwriting discount or commission or reimbursement of fees paid to any

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

         Initial Purchaser pursuant to the Purchase Agreement shall not be deemed to be a benefit received by any Initial Purchaser in connection with the offering of the Exchange Preferred Securities or Registrable Preferred Securities included in such offering.

         6.       MISCELLANEOUS.

         6.1 RULE 144 AND RULE 144A. For so long as the Trust or the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Trust and the Company each covenant that it will file any reports required to be filed by it under Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder, and that if it ceases to be so required to file such reports (or, in the case of the Trust, based upon the view of the staff of the Commission that it will raise no objection if it does not comply, as a separate registrant, with the reporting requirements of
Section 13 or 15(d) of the Exchange Act), it will upon the request of any Holder of the Registrable Preferred Securities (a) make publicly available such information, if any, as is necessary to permit sales pursuant to Rule 144 under the Securities Act), provided all of the other applicable provisions of Rule 144 can be met by the Holder, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act, if sales can otherwise be made under Rule 144A, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Preferred Securities without registration under the Securities Act within the limitation of the exemptions provided by, but only to the extent such exemptions apply, (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder of the Registrable Preferred Securities, the Trust and the Company each will deliver to such Holder a written statement as to whether it has complied with such requirements.

         6.2 NO INCONSISTENT AGREEMENTS. The Trust and the Company have not entered into, and the Trust and the Company will not after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Preferred Securities in this Agreement or which otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Trust's or the Company's other issued and outstanding securities under any such agreements.

         6.3 AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Preferred Securities affected by such amendment, modification, supplement, waiver or departure has been obtained by the Trust or the Company; PROVIDED, HOWEVER, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Preferred Securities unless consented to in writing by such Holder.

         6.4 NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Trust by means of a notice given in accordance with the provisions of this
Section 6.4, which
address initially is, with respect to each Initial Purchaser, the address set forth in the Purchase Agreement; and (b) if to the Trust or the Company, initially at the Trust's and the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6.4.

         All such notices and communications shall be deemed to have been duly given; at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture, at the address specified in such Indenture.

         6.5 SUCCESSOR AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; PROVIDED that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Preferred Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Preferred Securities, in any manner, whether by operation of law or otherwise, such Registrable Preferred Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Preferred Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

         6.6 THIRD PARTY BENEFICIARIES. The Holders shall be third party beneficiaries to the agreements made hereunder between the Trust and the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights.

         6.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         6.8 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         6.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

         6.10 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         6.11 EXECUTION OF AGREEMENT BY TRUST. The name "BankUnited Capital" is the designation of the trustees of the Trust under a Declaration of Trust. All Persons dealing with the Trust must look solely to the property and assets of the Trust for the enforcement of any claims against the Trust; neither the trustees, shareholders, officers, employees or agents of the Trust in their individual capacities assume any personal liability for the obligations of the Trust; and the respective properties of the trustees, shareholders, officers, employees and agents of the Trust in their individual capacities shall not be subject to the claims of any such Persons with respect to any such obligations.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                             BANKUNITED CAPITAL

                                             By: _____________________________
                                             Name:
                                             Title:

                                             BANKUNITED FINANCIAL CORPORATION

                                             By: _____________________________
                                             Name:
                                             Title:

CONFIRMED AND ACCEPTED,
  As of the date first above
  written:

Friedman, Billings, Ramsey & Co., Inc.
Raymond James & Associates, Inc.
By Friedman, Billings, Ramsey & Co., Inc.

By:      ____________________
         Name:
         Title:

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